                                                                   Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Veeco Instruments Inc. of our report dated October 19, 1999 relating to the financial statements of CVC, Inc., which appears in Veeco Instruments Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

Rochester, New York
September 17, 2001